UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported):
October 26, 2005
LUCENT TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-11639	22-3408857

(Commission File Number)	(IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey	07974

(Address of principal executive offices)	(Zip Code)
(908) 582-8500
(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: INFORMATION REGARDING OUTLOOK FOR FISCAL 2006

Item 2.02. Results of Operations and Financial Condition.
On October 26, 2005, Lucent Technologies Inc. (the “company”) issued the press release attached as Exhibit 99.1, reporting the company’s results for its fourth quarter of fiscal 2005 and for its fiscal year ended September 30, 2005.
Item 7.01. Regulation FD Disclosure.
In conjunction with its release of earnings on October 26, 2005, the company is making the information on Exhibit 99.2 available during its earnings webcast on October 26, 2005, regarding the company’s outlook for fiscal 2006.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
99.1.	Press release issued by Lucent Technologies Inc. on October 26, 2005, reporting the results for its fourth quarter of fiscal 2005 and for its fiscal year ended September 30, 2005.

99.2	Information regarding Lucent Technologies Inc.’s outlook for fiscal 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LUCENT TECHNOLOGIES INC.

Date: October 26, 2005	By:	/s/ Michael C. Keefe

	Name:	Michael C. Keefe
	Title:	Law Vice President, Corporate and Assistant Secretary
EXHIBIT INDEX
Exhibits:

Exhibit 99.1	Press release issued by Lucent Technologies Inc. on October 26, 2005, reporting the results for its fourth quarter of fiscal 2005 and for its fiscal year ended September 30, 2005.

Exhibit 99.2	Information regarding Lucent Technologies Inc.’s outlook for fiscal 2006.